                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                     HEMLOCK FEDERAL FINANCIAL CORPORATION
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

               [HEMLOCK FEDERAL FINANCIAL CORPORATION LETTERHEAD]





                                                  April 13, 1998







Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of Hemlock Federal Financial Corporation (the "Company"), we cordially invite you to attend the Annual Meeting of Stockholders of the Company. The meeting will be held at 10:30 a.m., Oak Forest, Illinois time, on May 6, 1998 at the main office of the Company located at 5700 West 159th Street, Oak Forest, Illinois 60452.

         In addition to the election of three directors of the Company, your Board of Directors is submitting for approval the ratification of the appointment of Crowe, Chizek and Company LLP as auditors of the Company. The Board of Directors unanimously recommends that you vote for the election of the Board nominees for director and for the appointment of Crowe, Chizek and Company LLP.

         We encourage you to attend the meeting in person. Whether or not you plan to attend, please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the accompanying postage prepaid return envelope as promptly as possible. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.

                                            Sincerely,



                                            /s/ Maureen G. Partynski
                                            --------------------------------
                                            Maureen G. Partynski
                                            Chairman of the Board and Chief
                                              Executive Officer

                      HEMLOCK FEDERAL FINANCIAL CORPORATION
                             5700 West 159th Street
                           Oak Forest, Illinois 60452
                                 (708) 687-9400

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To be Held on May 6, 1998


         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Hemlock Federal Financial Corporation (the "Company") will be held at the main office of the Company located at 5700 West 159th Street, Oak Forest Illinois, at 10:30 a.m., Oak Forest, Illinois time, on May 6, 1998.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1.  The election of three directors of the Company;

         2. The ratification of the appointment of Crowe, Chizek and Company LLP as auditors of the Company for the fiscal year ended December 31, 1998;

and such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Stockholders of record at the close of business on March 9, 1998 are the stockholders entitled to vote at the Meeting and any adjournments or postponements thereof.

         You are requested to complete and sign the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                             BY ORDER OF THE BOARD OF DIRECTORS



                             /s/ Maureen G. Partynski
                             --------------------------------------------------
                             Maureen G. Partynski
                             Chairman of the Board and Chief Executive Officer


Oak Forest, Illinois
April 13, 1998

-------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED
IF MAILED WITHIN THE UNITED STATES.
-------------------------------------------------------------------------------

                      HEMLOCK FEDERAL FINANCIAL CORPORATION
                             5700 West 159th Street
                           Oak Forest, Illinois 60452
                                 (708) 687-9400

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                            To be Held on May 6, 1998


                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Hemlock Federal Financial Corporation (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting"), to be held at the main office of the Company, 5700 West 159th Street, Oak Forest, Illinois, on May 6, 1998 at 10:30 a.m. Oak Forest, Illinois, time, and at all adjournments or postponements of the Meeting. The accompanying Notice of Meeting and this Proxy Statement are first being mailed to stockholders on or about April 13, 1998. Certain of the information provided herein relates to Hemlock Federal Bank for Savings (the "Bank"), a wholly owned subsidiary and the predecessor of the Company.

         At the Meeting, the stockholders of the Company are being asked to consider and vote upon proposals to elect three directors of the Company and to ratify the appointment of Crowe, Chizek and Company LLP as auditors of the Company for the fiscal year ending December 31, 1998.

Voting Rights and Proxy Information

         All shares of common stock, par value $.01 per share, of the Company (the "Common Stock") represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for election of the nominees for director named below and for the proposals to ratify the appointment of Crowe, Chizek and Company LLP. The Company does not know of any matters, other than as described in the Notice of Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy will have the discretion to vote on such matters in accordance with their best judgment.

         A proxy given pursuant to this solicitation may be revoked at any time before it is voted by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy,
(ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Rosanne Pastorek - Belczak, Secretary, Hemlock Federal Financial Corporation, 5700 West 159th Street, Oak Forest, Illinois 60452.

Vote Required for Approval of Proposals

         The presence, in person or by proxy, of at least one-third of the total number of shares of Common Stock entitled to vote is required to constitute a quorum at the Meeting. The three nominees for election as directors at the Meeting who receive the greatest number of votes cast for the election of directors at the Meeting shall become directors at the conclusion of the tabulation of votes. Approval of the proposal to ratify the appointment of Crowe, Chizek and Company LLP requires the affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote at the Meeting.

         Proxies marked as abstaining from, and proxies returned by brokers as "non-votes" will be treated as present for purposes of determining a quorum at the Meeting; however, abstaining shares will have the same effect as a vote against the approval of the proposal to ratify the appointment of auditors while non-voted shares will have no effect on such proposal. Abstentions and non-voted shares will have no effect on the election of directors.

Voting Securities and Certain Holders Thereof

         Stockholders of record as of the close of business on April 3, 1998 (the "Record Date") will be entitled to one vote for each share then held. As of that date, the Company had 2,000,176 shares of Common Stock issued and outstanding.

         The following table sets forth, as of the Record Date, certain information as to those persons who were known by management to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock and as to the shares of Common Stock beneficially owned by all directors and executive officers of the Company and the Association as a group.

                                                                          Shares Beneficially Owned     Percent
                           Beneficial Owner                                    at April 3, 1998         of Class
----------------------------------------------------------------------------------------------------------------
Five Percent Beneficial Owners
------------------------------
Hemlock Federal Financial Corporation Employee Stock Ownership                     166,106                8.3%
Plan(1)
5700 West 159th Street
Oak Forest, Illinois 60452

Directors and Named Officers(2)(3)
----------------------------------
Maureen G. Partynski, Chairman of the Board and Chief Executive                     68,372                3.4%
Officer
Michael R. Stevens, President and Director                                          65,373                3.2%
Rosanne Belczak, Vice President/Secretary and Director                              17,754                0.8%
Frank A. Bucz, Director                                                              5,876                0.3%
Kenneth J. Bazarnik, Director                                                       12,076                0.6%
Charles Gjondla, Director                                                            2,226                0.1%
G. Gerald Schiera, Director                                                          7,476                0.3%

Directors and executive officers of the Company                                    188,990                9.4%
 and the Bank, as a group (9 persons)(2)

---------------
(1) The amount reported represents shares held by the Employee Stock Ownership Plan ("ESOP"), none of which have been allocated to accounts of participants. First Bankers Trust, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to accounts of participants. Participants in the ESOP are entitled to instruct the trustee as to the voting of shares allocated to their accounts under the ESOP. Unallocated shares held in the ESOP's suspense account or allocated shares for which no voting instructions are received are voted by the trustee in the same proportion as allocated shares voted by participants.
(2) Amount includes shares held directly, shares held jointly with family members, shares held in profit sharing plan and retirement accounts, shares held in a fiduciary capacity or by certain family members, with respect to which shares the group members may be deemed to have sole voting and/or investment power. The amounts reported also include
      20,763, 20,763, 4,153 and 2,076 shares awarded to Ms. Partynski, Mr. Stevens, Ms. Belczak and each non-employee director, respectively under the Company's Recognition and Retention Plan. Such shares vest over a five year period with the first installment vesting on October 22, 1998.
(3) The address of each Director and Named Officer is the same as that of the Company.

                            I. ELECTION OF DIRECTORS

General

         The Company's Board of Directors currently consists of seven members. The Board is divided into three classes, each of which contains approximately one-third of the Board. Approximately one-third of the directors are elected annually. Directors of the Company are generally elected to serve for a three-year period or until their respective successors are elected and qualified.

         The table below sets forth certain information, as of the Record Date, regarding the composition of the Company's Board of Directors, including their terms of office. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to any nominee) will be voted at the Meeting FOR the election of the nominees identified below. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve, if elected. There are no arrangements or understandings between the nominees and any other person pursuant to which the nominees were selected.

         The following table sets forth certain information regarding the directors of the Company.

                                                                                            Shares of
                                                                                           Common Stock      Percent
                                  Position(s) Held                 Director    Term        Beneficially         of
        Name                        With the Bank         Age(1)   Since(2)   Expires          Owned           Class
------------------------     ------------------------     ------   --------   -------      ------------      --------
                                                      NOMINEES
Rosanne Pastorek-Belczak     Vice-President/Secretary      37        1996       2001           17,754           0.8%
                             and Director

Frank A. Bucz                Auditor/Consultant and        69        1971       2001            5,876           0.3%
                             Director

G. Gerald Schiera            Director                      59        1992       2001            7,476           0.3%

                                           DIRECTORS CONTINUING IN OFFICE

Michael R. Stevens           President and Director        38        1992       2000           65,373           3.2%

Kenneth J. Bazarnik          Director                      55        1982       2000           12,076           0.6%

Charles Gjondla              Director                      72        1982       1999            2,226           0.1%

Maureen G. Partynski         Chairman of the Board         38        1984       1999           68,372           3.4%
                             and Chief Executive
                             Officer

-----------
(1) At December 31, 1997.
(2) Includes time serving as director of the Bank prior to becoming a director of the Company.

         The business experience of each director of the Holding Company and the Chairman Emeritus of the Bank for at least the past five years is set forth below.

         Rosanne Pastorek-Belczak. Ms. Pastorek-Belczak has served in her current position as Vice President of Marketing and Human Resources of the Bank since 1989 and has acted as corporate secretary since 1996. She previously held the position of marketing manager from 1982 to 1989.

         Frank A. Bucz. Mr. Bucz is a retired data control supervisor of CPC International. He also previously served as Secretary of the Bank from 1976 until 1996.

         G. Gerald Schiera. Mr. Schiera is owner of the G. Gerald Company, which specializes in aviation and engineering consultation.

         Michael R. Stevens. Mr. Stevens has been employed at the Bank since 1984 in various capacities, including Executive Vice-President and Financial Manager. He has served as the President of the Bank since 1994, and he has been a Director since 1992. Mr. Stevens received a Masters in Business Administration from Northwestern University. He is the brother-in-law of Maureen G. Partynski and the son-in-law of Joseph P. Gavron.

         Kenneth Bazarnik. Mr. Bazarnik is a retired plant engineer and manager for Foote-Jones/Illinois Gear, where he has worked since 1989.

         Charles Gjondla. Mr. Gjondla is a retired worker for Chicago's Midway Airport.

         Maureen G. Partynski. Ms. Partynski is the Chairman of the Board and Chief Executive Officer of the Bank, a position she has held since 1994. From 1989 to 1994, Ms. Partynski was the President of the Bank, and she served as Executive Vice-President from 1985 to 1989. She has worked with the Bank since 1982, and she has been a Director of the Bank since 1984. Ms. Partynski received a Masters in Business Administration from Saint Xaviers University. Ms. Partynski is the sister-in-law of Michael R. Stevens and the daughter of Joseph.
P. Gavron, a director emeritus of the Bank.

         Joseph P. Gavron. Mr. Gavron served as Chairman and President of the Bank for 46 years before retiring in 1992. He currently serves as Chairman Emeritus. He is the father of Maureen Partynski and the father-in-law of Michael
R. Stevens.

Meetings and Compensation of the Board of Directors and Committees

         Hemlock Federal Financial Corporation. Meetings of the Company's Board of Directors are generally held on a quarterly basis. The Board of Directors met six times during the fiscal year ended December 31, 1997. During fiscal 1997, no incumbent director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he or she served. Directors of the Company are not paid a fee for serving on the Company Board.

         The Board of Directors of the Company has established the Company's Executive, Audit and Compensation Committees.

         The Company's Executive Committee exercises the powers of the full Board of Directors between board meetings, except that this Committee does not have the authority to amend the charter or bylaws, adopt a plan of merger, consolidation, dissolution, or provide for the disposition of all or substantially all of the property and assets of the Company. The Executive Committee is composed of Directors Partynski, Stevens and Belczak. The Executive Committee met 12 times during the year ended December 31, 1997.

         The Audit Committee is responsible for selecting the Company's independent accountants and meeting with the independent accountants to outline the scope and review the results of the annual audit. The current members of this Committee are Directors Bucz, Gjondla and Schiera. This Committee met one time during the year ended December 31, 1997.

         The Compensation Committee recommends employee compensation benefits and personnel policies to the Board of Directors, as well as salaries and cash bonus plan distributions concerning executive officers of the Company and the Association. The current members of this Committee are Directors Bazarnik and Gjondla. This Committee met two times during the year ended December 31, 1997.

         The full Board of Directors of the Company acts as a Nominating Committee for the annual selection of its nominees for election as directors. Pursuant to the Company's Bylaws, nominations for directors by stockholders must be made in writing and delivered to the Secretary of the Company at least 30 days prior to the meeting and such written nomination must contain certain information as provided in the Company's Bylaws. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited nominations.

         Hemlock Federal Bank for Savings. The Bank's Board of Directors meets monthly and may have additional special meetings. The Board of Directors met 12 times during the year ended December 31, 1997. During 1997, no incumbent director of the Bank attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he or she served. During fiscal 1997, each non-employee director received $675 per month with no additional compensation paid for special committee meetings. Employee directors do not receive Board fees. No special committee meetings were held during fiscal 1997.

         The directors of the Bank currently receive a fee of $675 as compensation for service on the Board of the Bank. Chairman Emeritus Joseph P. Gavron receives $600 per month, and Director Frank Bucz receives an additional $1,250 per month as Audit Consultant. Directors do not receive any additional compensation for committee meetings attended.

Executive Compensation

         The following table sets forth the cash compensation paid or accrued by the Bank for services rendered during the fiscal year ended December 31, 1997 to the Bank's Chief Executive Officer and President. No other officer made in excess of $100,000 during fiscal 1997. The Company's officers do not receive any compensation from the Company for services performed in their capacity as officers of the Company.

==============================================================================================================================
                                                   SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------------------
                                                                                           Long-Term Compensation
                              Annual Compensation                                                  Awards
------------------------------------------------------------------------------- ----------------------------------------------
                                                                     Other
                                                                    Annual      Restricted   Securities             All Other
                                                                   Compensa-      Stock      Underlying     LTIP     Compen-
                                             Salary     Bonus        tion        Award(s)     Options/    Payouts    sation
    Name and Principal Position      Year    ($)(2)      ($)          ($)           ($)       SARs(#)       ($)        ($)
------------------------------------------------------------------------------------------------------------------------------
Maureen G. Partynski, Chief          1997   $113,100   $10,000         (2)       358,162(3)     51,908(4)           $ 3,674(5)
Executive Officer and Chairman       1996    106,850     8,000         (2)            --            --               20,227(5)
of the Board                         1995     94,950    10,000         (2)            --            --               23,727(5)


Michael R. Stevens, President        1997   $138,100   $10,000         (2)       358,162(3)     51,908(4)           $ 5,632(5)
 and Director                        1996    129,350     8,000         (2)            --            --               24,031(6)
                                     1995    115,950    10,000         (2)            --            --               28,609(6)
==============================================================================================================================

------------
(1) Includes directors fees of $8,100, $8,100 and $5,700 for fiscal years 1997, 1996 and 1995, respectively.
(2) Pursuant to SEC rules, the table above excludes perquisites and other personal benefits which do not exceed the lesser of $50,000 or 10% of salary and bonus.
(3) Pursuant to the RRP, on October 22, 1997 the Company granted to grant to Ms. Partynski and Mr. Stevens 20,763 and 20,763 shares of restricted stock, respectively.
(4) Pursuant to the Stock Option Plan, the Company granted to Ms. Partynski and Mr. Stevens options to purchase 51,908 and 51,908 shares of restricted stock, respectively, at an exercise price equal to the market value per share of the Common Stock on the date of grant ($17.25).
(5) Includes $3,674, $11,535 and $14,201 received through the Profit Sharing Plan contribution for fiscal years 1997, 1996 and 1995, respectively and $0, $8,692 and $9,526 received through the Bank's Money Purchase Pension Plan for fiscal years 1997, 1996 and 1995, respectively.
(6) Includes $5,632, $13,704 and $17,123 received through the Bank's Profit Sharing Plan for fiscal years 1997, 1996 and 1995, respectively, and $0, $10,327 and $11,486 received through the Bank's Money Purchase Pension Plan for fiscal years 1997, 1996 and 1995, respectively.

   The following table provides information regarding stock options. No Stock Appreciation Rights ("SARs") were granted during fiscal 1997.

=======================================================================================================================
                                         Option/SAR Grants in Last Fiscal Year
-----------------------------------------------------------------------------------------------------------------------
                                                   Individual Grants
-----------------------------------------------------------------------------------------------------------------------
                                    Number of             % of Total
                                   Securities            Options/SARs
                                   Underlying             Granted to
                                  Options/SARs           Employees in        Exercise or Base
            Name                   Granted (#)           Fiscal Year           Price ($/Sh)          Expiration Date
-----------------------------------------------------------------------------------------------------------------------
Maureen G. Partynski                51,908                   30%                  17.25                  10/22/07
Michael R. Stevens                  51,908                   30%                  17.25                  10/22/07
=======================================================================================================================

   The following table provides information as to the value of the options held by the Company's Chief Executive Officer and President on December 31, 1997, none of which have been exercised. No stock appreciation rights were granted as of such date.

=======================================================================================================================
                 Aggregated Option/SAR Exercises in Last Fiscal Year and Year-end Option/SAR Values
-----------------------------------------------------------------------------------------------------------------------
                                                                                              Value of
                                                       Number of Securities                 Unexercised
                                Shares                Underlying Unexercised                In-the-Money
                               Acquired                   Options/SARs at                 Options/SARs at
                                  on        Value           FY-End (#)                       FY-End ($)
                               Exercise    Realized   -----------------------------   ---------------------------------
            Name                  (#)        ($)      Exercisable  Unexercisable(1)   Exercisable   Unexercisable(2)
-----------------------------------------------------------------------------------------------------------------------
Maureen G. Partynski              --         --           --           51,908            $ --           $  --

Michael R. Stevens                --         --           --           51,908              --              --
=======================================================================================================================

--------------
(1) Represents options to purchase Common Stock awarded to the Company's Chief Executive Officer and President. The options vest in five equal annual installments. The first installment will vest on October 22, 1998, with the remaining installments to vest equally on October 22, 1999, 2000, 2001 and 2002.

(2) As of December 31, 1997, the options were not in-the-money.

Employment Agreements

         The Bank has entered into employment agreements with Chairman Partynski and President Stevens providing for initial terms of three years. The employment agreements provide for annual base salaries in amounts not less than the individuals' current salaries and provide for annual extensions subject to the performance of annual formal evaluations by disinterested members of the Board of Directors of the Bank. The agreements also provide for termination upon the employee's death, for cause or in certain events specified by OTS regulations. The employment agreements are also terminable by the employee upon 90 days' notice to the Bank.

         The employment agreements provide for payment to Chairman Partynski and President Stevens of an amount equal to 299% of their five-year annual average base compensation, in the event there is a "change in control" of the Bank where employment involuntarily terminates in connection with such change in control or within twelve months thereafter. For the purposes of the employment agreements, a "change in control" is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. ss. 574.3 or 4. Such events are generally triggered by the acquisition or control of 10% of the Company's common stock. If the employment of Chairman/CEO Partynski or President Stevens had been terminated as of December 31, 1997 under circumstances entitling them to severance pay as described above, they would have been entitled to receive lump sum cash payments of approximately $282,854 and $329,797, respectively. The agreements also provide for the continued payment to Chairman/CEO Partynski and President Stevens of health benefits for the remainder of the term of their contracts in the event such individual is involuntarily terminated in the event of change in control.

Change in Control Severance Agreements

         The Bank has entered into change in control severance agreements with Officers Rosanne Pastorek-Belczak, Jean Thornton and Neil Christensen. The agreements provide for initial terms of 24 months. The agreements provide for extensions of one year, on each anniversary of the effective date of the agreements, subject to a formal performance evaluation performed by disinterested members of the Board of Directors of the Bank. The agreement provides for termination for cause or in certain events specified by OTS regulations.

         The agreements provide for lump sum payments to the employee of 200% of their annual base compensation and the continued payment for the remaining term of the contract of life and health insurance coverage maintained by the Bank in the event there is a "change in control" of the Bank where employment terminates involuntarily within 12 months of such change in control. This termination payment is subject to reduction to the extent non-deductible for federal income tax purposes. For the purposes of the agreements, a "change in control" is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. ss.
574.3 or 4 or any successor regulation. Such events are generally triggered upon the acquisition of control of 10% of the Company's Common Stock.

Benefit Plans

         General. The Bank currently provides insurance benefits to its employees, including health and life insurance, subject to certain deductibles and copayments. The Bank also maintains a profit sharing plan for the benefit of its employees.

         Profit Sharing Plan. The Bank maintains a tax-exempt profit sharing plan and trust (the "Profit Sharing Plan"). All salaried employees are eligible to participate subject to certain vesting and other qualifying factors. The Bank anticipates that profit sharing contributions over the next several years may be somewhat lower than those of the immediately preceding years in order to offset, in part, the expense of the ESOP.

         Employee Stock Ownership Plan. The Bank and the Company have adopted an ESOP for the benefit of full-time employees of the Bank. The ESOP is designed to meet the requirements of an employee stock ownership plan as described at
Section 4975(e)(7) of the Code and Section 407(d)(6) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and, as such, the ESOP is empowered to borrow in order to finance purchases of the Company's Common Stock.

         The ESOP was funded with a loan from the Company. The proceeds from this loan were used by the ESOP to purchase 8% of the Common Stock issued in the Conversion. The interest rate paid on this loan is the Internal Revenue Service ("IRS") prescribed applicable federal rate at the time of origination. The ESOP will repay the loan through periodic tax-deductible contributions from the Bank over a 10-year period. As a qualified employee pension plan under Section 401(a) of the Code, the ESOP is in the form of a stock bonus plan and provides for contributions, predominantly in the form of either the Company's Common Stock or cash, which will be used within a reasonable period after the date of contributions primarily to purchase the Company Common Stock. The maximum tax-deductible contribution by the Bank in any year is an amount equal to the maximum amount that may be deducted by the Bank under Section 404 of the Code, subject to reduction based on contributions to other tax-qualified employee plans. Additionally, the Bank will not make contributions if such contributions would cause the Bank to violate its regulatory capital requirements. The assets of the ESOP are invested primarily in the Company's Common Stock. The Bank will receive a tax deduction equal to the amount it contributes to the ESOP.

         From time to time, the ESOP may purchase additional shares of Common Stock for the benefit of plan participants through purchases of outstanding shares in the market, upon the original issuance of additional shares by the Company or upon the sale of shares held in treasury by the Company. Such purchases, which are not currently contemplated, would be subject to then-applicable laws, regulations and market conditions.

         All full-time salaried employees of the Bank are eligible to participate in the ESOP after they attain age 21 and complete one year of service during which they work at least 1,000 hours. Employees will be credited for years of service to the Bank prior to the adoption of the ESOP for participation and vesting purposes. The Bank's contribution to the ESOP is allocated among participants on the basis of compensation. Each participant's account will be credited with cash and shares of Company Common Stock based upon compensation earned during the year with respect to which the contribution is made. A participant will become fully vested in his or her ESOP account after completing five years of service. ESOP participants are entitled to receive distributions from their ESOP accounts only upon termination of service. Distribution will be made in cash and in whole shares of the Company's Common Stock. Fractional shares will be paid in cash. Participants will not incur a tax liability until a distribution is made.

         Participating employees are entitled to instruct the trustee of the ESOP as to how to vote the shares of Company Common Stock held in their accounts. The trustee, who has dispositive power over the shares in the Plan, is not affiliated with the Company or Hemlock Federal. The ESOP may be amended by the Board of Directors of the Company, except that no amendment may be made which would reduce the interest of any participant in the ESOP trust fund or divert any of the assets of the ESOP trust fund for purposes other than the benefit of participants or their beneficiaries.

Certain Transactions

         The Bank has followed a policy of granting consumer loans and loans secured by the borrower's personal residence to officers, directors and employees. Loans to executive officers and directors are made in the ordinary course of business, on substantially the same terms including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other unfavorable features. All loans by the Bank to its directors and executive officers are subject to federal regulations restricting loan and other transactions with affiliated persons of the Bank. Loans outstanding to all directors and executive officers and their associates totaled $135,534 at December 31, 1997, which was 0.4% of the Bank's stockholders' equity at December 31, 1997. As of December 31, 1997, all such loans are performing in accordance with their repayment terms.

                 II. RATIFICATION OF THE APPOINTMENT OF AUDITORS

         The Board of Directors has renewed the Company's arrangement for Crowe, Chizek and Company LLP to be its auditors for the 1998 fiscal year, subject to the ratification of the appointment by the Company's stockholders. A representative of Crowe, Chizek and Company LLP is expected to attend the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

         The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Crowe, Chizek and Company LLP as the Company's auditors for the fiscal year ending December 31, 1998.

                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices, 5700 West 159th Street, Oak Forest, Illinois 60459, no later than December 14, 1998. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Company Common Stock. In addition to solicitation by mail, directors and officers of the Company and regular employees of the Association may solicit proxies personally or by telegraph or telephone, without additional compensation.

                                     By Order of the Board of Directors



                                     Rosanne Pastorek-Belczak


Oak Forest, Illinois
April 13, 1998

                                 REVOCABLE PROXY

                      HEMLOCK FEDERAL FINANCIAL CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS

                                   May 6, 1998

         The undersigned hereby appoints the Board of Directors of Hemlock Federal Financial Corporation (the "Company"), and its survivor, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held on Wednesday, May 6, 1998 at the Company's main office, located at 5700 West 159th Street, Oak Forest, Illinois, at 10:30 A.M. local time, and at any and all adjournments thereof, as follows:

I.       The election of the following
         directors for the terms specified:
                                                FOR      WITHHELD
                                                / /        / /
         ROSANNE PASTOREK-BELCZAK

         FRANK A. BUCZ

         G. GERALD SCHIERA

                        FOR        AGAINST       ABSTAIN
                        / /         / /           / /

II. The ratification of the appointment of Crowe, Chizek and Company LLP, independent auditors for the Company for the fiscal year ending December 31, 1998

In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

                       The Board of Directors recommends a vote "FOR" the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


This proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, of a Notice of the Annual Meeting, a Proxy Statement and the Company's Annual Report to Stockholders for the fiscal year ended December 31, 1997.

                                                 Dated:
                                                       ------------------------


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                                                  PRINT NAME OF STOCKHOLDER

                                             ----------------------------------
                                                  PRINT NAME OF STOCKHOLDER



                                             ----------------------------------
                                                  SIGNATURE OF STOCKHOLDER

                                             ----------------------------------
                                                  SIGNATURE OF STOCKHOLDER


                                             Please sign exactly as your name
                                             appears above on this card. When
                                             signing as attorney, executor,
                                             administrator, trustee or guardian,
                                             please give your full title. If
                                             shares are held jointly, each
                                             holder should sign.


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                                             PLEASE PROMPTLY COMPLETE, DATE,
                                             SIGN AND MAIL THIS PROXY IN THE
                                             ENCLOSED POSTAGE-PAID ENVELOPE


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